UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                              FORM 8-K/A No. 1

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 1994
                                                 ---------------------



                          ARKANSAS BEST CORPORATION
- -----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Delaware                   0-19969                 71-0673405
- ------------------------- -------------------------  ----------------------
     (State or other             (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
    incorporation or
      organization)



                           1000 South 21st Street
                         Fort Smith, Arkansas  72901
                               (501) 785-6000
- -----------------------------------------------------------------------------
 (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Item 7.  Financial Statements and Exhibits.

(a) Financial statments of businesses acquired.
    Audited financial statements of Clipper Exxpress Company for the years ended December 31, 1993 and 1992.

    Audited financial statements of Agricultural Express of America, Inc. for the years ended December 31, 1993 and 1992.

    Audited financial statements of Agile Freight System, Inc. for the years ended December 31, 1993 and 1992.

    Unaudited financial statements of Clipper Exxpress Company for the six months ended June 30, 1994 and 1993.

    Unaudited financial statements of Agricultural Express of America, Inc. for the six months ended June 30, 1994 and 1993.

    Unaudited financial statements of Agile Freight System, Inc. for the six months ended June 30, 1994 and 1993.

(b) Pro forma financial information.
    Pro forma condensed consolidated statements of income for the year ended December 31, 1993 and the six months ended June 30, 1994 and the pro forma condensed consolidated balance sheet as of June 30, 1994.

(c) Exhibits.
    Exhibit 10 -  Stock Purchase Agreement dated August 18, 1994 by and among Arkansas Best Corporation and the Shareholders of Clipper Exxpress Company, Agile Freight System, Inc. and Agricultural Express of America, Inc.

    Exhibit 99.1 Audited financial statements of Clipper Exxpress Company for the years ended December 31, 1993 and 1992

    Exhibit 99.2 Audited financial statements of Agricultural Express of America, Inc. for the years ended December 31, 1993 and 1992

    Exhibit 99.3 Audited financial statements of Agile Freight System, Inc. for the years ended December 31, 1993 and 1992

    Exhibit 99.4 Unaudited financial statements of Clipper Exxpress Company for the six months ended June 30, 1994 and 1993

    Exhibit 99.5 Unaudited financial statements of Agricultural Express of America, Inc. for the six months ended June 30, 1994 and 1993

    Exhibit 99.6 Unaudited financial statements of Agile Freight System, Inc. for the six months ended June 30, 1994 and 1993

    Exhibit 99.7 Pro forma condensed consolidated statements of income for the year ended December 31, 1993 and the six months ended June 30, 1994 and the pro forma condensed consolidated balance sheet as of June 30, 1994

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date: November 9, 1994                s/Donald L. Neal
      -----------------               ------------------------------------
                                      Donald L. Neal - Senior Vice
                                      President - Chief Financial Officer,
                                      and Principal Accounting Officer

                              INDEX TO EXHIBITS

                                                               Sequentially
 Exhibit                                                         Numbered
 Number                        Exhibit                             Page
- ---------                      --------                       --------------

  10.1    Stock Purchase Agreement dated August 18, 1994 by          -
          and among Arkansas Best Corporation and the Shareholders of Clipper Exxpress Company, Agile
          Freight System, Inc. and Agricultural Express of
          America, Inc.

  99.1    Audited Financial Statements of Clipper Exxpress           -
          Company for the years ended December 31, 1993 and 1992.

  99.2    Audited Financial Statements of Agricultural               -
          Express of America, Inc. for the years ended
          December 31, 1993 and 1992.

  99.3    Audited Financial Statements of Agile Freight              -
          System, Inc. for the years ended December 31, 1993 and 1992.

  99.4    Unaudited Financial Statements of Clipper Exxpress         -
          Company for the six months ended June 30, 1994 and 1993.

  99.5    Unaudited Financial Statements of Agricultural             -
          Express of America, Inc. for the six months ended
          June 30, 1994 and 1993.

  99.6    Unaudited Financial Statements of Agile Freight            -
          System, Inc. for the six months ended June 30, 1994 and 1993.

  99.7    Pro forma condensed consolidated statements of             -
          income for the year ended December 31, 1993 and the six months ended June 30, 1994 and the pro forma condensed consolidated balance sheet as of June 30, 1994